UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)



                  Delaware                                       94-3240473
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(State or other Jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)
 100 Pine Street
 Suite 2450
 San Francisco, California                                       94111
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 (Address of principal executive office)                       (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

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Item 3.01      Notice of Delisting or Failure to
               Satisfy a Continued Listing Rule or Standard; Transfer of Listing


On April 21, 2006, Capital Alliance Income Trust, Ltd. ("CAIT") received a notice of noncompliance from the American Stock Exchange for failing to file in a timely fashion. The notice was dated April 19, 2006 and the listing requirement cited was failure to file with the Securities Exchange Commission Form 10-KSB for the year ended December 31, 2005 by April 17, 2006. The action that will bring CAIT into compliance with the Exchange's requirements is attached as Exhibit 99.1. Attached as Exhibit 99.2 is CAIT's press release dated April 26, 2006, listing its noncompliance.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      CAPITAL ALLIANCE INCOME TRUST, LTD.,
                         A Real Estate Investment Trust


Dated: April 27, 2006                      By:  /s/ Richard Wrensen
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                                               Richard J. Wrensen,
                                               Chief Financial Officer